Exhibit 10.1

REORGANIZATION AND SHARE EXCHANGE AGREEMENT

THIS REORGANIZATION AND SHARE EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of January 1, 2019, by and among THERMOGENESIS CORP., a Delaware corporation (“ThermoGenesis”), CESCA THERAPEUTICS INC., a Delaware corporation (“Cesca”), CARTXPRESS BIO, INC., a Delaware corporation (“Newco”), BAY CITY CAPITAL FUND V, L.P., a Delaware limited partnership (“BCCF”), and BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P., a Delaware limited partnership (“BCC Co-Investment”, and together with BCCF, the “BCC Funds”).

background:

A.     Cesca and the BCC Funds collectively hold all of the outstanding shares of common stock, par value $.001 per share, of ThermoGenesis (“ThermoGenesis Common Stock”), with Cesca holding 8,000,000 shares of the ThermoGenesis Common Stock, BCCF holding 1,962,600 shares of ThermoGenesis Common Stock (the “BCCF Shares”), and BCC Co-Investment holding 37,400 shares of ThermoGenesis Common Stock (the “BCC Co-Investment Shares”).

B.     ThermoGenesis’ business is currently comprised of (i) the development and commercialization of its CAR-TXpress device based on the intellectual property and assets acquired by ThermoGenesis from SynGen Inc. in July 2017 (the “Cell Processing Business”), and (ii) the cord-blood, point-of-care, and legacy Cesca cell processing device business acquired from Cesca in July 2017 (the “Legacy Cesca Business”).

C.     The stockholders and board of directors of ThermoGenesis have approved a reorganization of ThermoGenesis (the “Reorganization”) pursuant to which the Cell-Processing Business and Legacy Cesca Business will be separated as follows:

(i) ThermoGenesis will contribute substantially all of the assets and liabilities of the Cell-Processing Business to Newco (the “Contribution”) in exchange for 10,000,000 shares of newly issued shares of common stock, par value $.001 per share, of Newco (“Newco Common Stock”) pursuant to a Contribution Agreement in substantially the form attached as Exhibit A hereto (the “Contribution Agreement”); and

(ii) The BCC Funds will then assign and transfer to ThermoGenesis all 2,000,0000 shares of the ThermoGenesis Common Stock held by the BCC Funds in exchange for an aggregate of 2,000,000 shares of the Newco Common Stock issued to ThermoGenesis in the Contribution (the “Exchange”).

D.     The parties desire to hereby set forth certain terms and conditions relating to the Reorganization.

NOW, THEREFORE, in consideration of the foregoing premises, which shall be deemed an integral part of this Agreement and not as mere recitals hereto, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     The Contribution. Immediately prior to the Closing (as defined below), ThermoGenesis and Newco will effect the Contribution upon the terms and conditions set forth in the Contribution Agreement.

2.     The Exchange. BCCF hereby agrees that, at the Closing and immediately following the Contribution, BCCF will sell, transfer, and assign the BCCF Shares to ThermoGenesis in exchange for the transfer and assignment by ThermoGenesis to BCCF of 1,962,600 of the shares of Newco Common Stock received by ThermoGenesis in the Contribution. BCC Co-Investment hereby agrees that, at the Closing and immediately following the Contribution, BCC Co-Investment will sell, transfer, and assign the BCC Co-Investment Shares to ThermoGenesis in exchange for the transfer and assignment by ThermoGenesis to BCCF of 37,400 of the shares of Newco Common Stock received by ThermoGenesis in the Contribution.

3.     Additional Covenants of the Parties. The parties further covenant and agree that:

3.1     Immediately prior to the Closing, Newco will file with the Delaware Secretary of State an Amended and Restated Certificate of Incorporation of Newco in substantially the form attached as Exhibit B hereto (the “Restated Certificate”);

3.2     Newco, ThermoGenesis, and the BCC Funds shall, at the Closing, enter into a Right of First Refusal and Co-Sale Agreement in substantially the form attached as Exhibit C hereto (the “First Refusal Agreement”);

3.3     Newco and the BCC Funds shall, at the Closing, enter into an Investors’ Rights Agreement in substantially the form attached as Exhibit D hereto (the “Investors’ Rights Agreement”); and

3.4     Newco, ThermoGenesis, and the BCC Funds shall, at the Closing, enter into a Voting Agreement in substantially the form attached as Exhibit E hereto (the “Voting Agreement”).

4.     Closing. The closing of the Exchange (the “Closing”) shall be consummated on the date of this Agreement immediately following the Contribution remotely via the exchange of documents and other deliverables by execution and delivery of all necessary documents and other deliverables by each party hereto by overnight mail, electronic mail or such other method mutually agreed to by the parties, or at such other time, date or place as the parties may mutually agree upon in writing. At the Closing:

4.1     BCCF will (i) deliver to ThermoGenesis all certificates representing the BCCF Shares, duly endorsed in blank or accompanied by duly executed stock powers, and (ii) deliver to ThermoGenesis and Newco a duly executed counterpart of the First Refusal Agreement, Investors’ Rights Agreement, and Voting Agreement;

4.2     BCC Co-Investment will (i) deliver to ThermoGenesis all certificates representing the BCC Co-Investment Shares, duly endorsed in blank or accompanied by duly executed stock powers, and (ii) deliver to ThermoGenesis and Newco a duly executed counterpart of the First Refusal Agreement, Investors’ Rights Agreement, and Voting Agreement;

4.3     ThermoGenesis will (i) deliver to BCCF one or more certificates evidencing the Newco Common Stock to be transferred to BCCF in the Exchange, duly endorsed in blank or accompanied by duly executed stock powers, (ii) deliver to BCC Co-Investment one or more certificates evidencing the Newco Common Stock to be transferred to BCC Co-Investment in the Exchange, duly endorsed in blank or accompanied by duly executed stock powers, (iii) deliver to the other parties to this Agreement evidence that the Contribution has been completed, and (iv) deliver to the BCC Funds and Newco a duly executed counterpart of the First Refusal Agreement and the Voting Agreement; and

4.4     Newco will deliver to the other parties to this Agreement the following: (i) a copy the Restated Certificate certified by the Secretary of State of the State of Delaware, (ii) evidence confirming the prior issuance of 10,000,000 shares of Newco Common Stock to ThermoGenesis pursuant to the Contribution, (iii) duly executed counterparts of the First Refusal Agreement, Investors’ Rights Agreement, and Voting Agreement, (iv) a certificate of the Secretary of State of the State of Delaware certifying as to the good standing of Newco in the State of Delaware, and (v) a copy of the bylaws of Newco certified by the Secretary of Newco.

5.     ThermoGenesis Exit Payment. In consideration of the obligations and agreements of the BCC Funds herein, Cesca hereby agrees that, in the event of a ThermoGenesis Sale (as defined below), Cesca agrees that it will pay to BCCF an amount in cash equal to twenty percent (20%) of the amount by which the Net Sale Proceeds (as defined below) from the ThermoGenesis Sale exceed Eight Million U.S. Dollars (USD $8,000,000) (a “ThermoGenesis Exit Payment”). The ThermoGenesis Exit Payment will be paid in immediately available funds within ten (10) days of the closing of a ThermoGenesis Sale. The ThermoGenesis Exit Payment will be made in U.S. dollars, and if the Net Sale Proceeds are paid in a foreign currency, the calculation of the amount of the ThermoGenesis Exit Payment will be determined based on the exchange rate in effect on the date the ThermoGenesis Exit Payment is made by Cesca. For purposes hereof, the following definitions and additional terms shall apply:

5.1     “ThermoGenesis Sale” means either of the following transactions that close on or before the third (3rd) anniversary of the date of this Agreement: (i) a sale of a majority or more of the then-outstanding equity interests of ThermoGenesis in a single transaction or series of related transactions, to a single buyer or multiple buyers, but excluding any buyer that is a direct or indirect Subsidiary of Cesca, or (ii) the sale by ThermoGenesis of all or substantially of its assets, in a single transaction or series of related transactions, to a single buyer or multiple buyers, but excluding any buyer that is a direct or indirect Subsidiary of Cesca. For purposes of clarification, the issuance of new equity interests by ThermoGenesis shall not be deemed to be a ThermoGenesis Sale under this Agreement.

5.2     “Net Sale Proceeds” means the aggregate consideration actually received by Cesca or ThermoGenesis, as the case may be, from the buyer(s) in the ThermoGenesis Sale minus (i) the transaction expenses of Cesca and ThermoGenesis relating to the ThermoGenesis Sale, and (ii) any indebtedness and other liabilities of ThermoGenesis that are retained by ThermoGenesis following the ThermoGenesis Sale. In the event that any of the consideration payable to Cesca or ThermoGenesis is subject to contingency, deferral, or escrow, then the portion of the ThermoGenesis Exit Payment attributable to the contingent, deferred, or escrowed consideration shall not be payable until ten (10) days after the actual receipt by ThermoGenesis or Cesca, as the case may be, of such consideration on a non-contingent and unrestricted basis. In the event that any of the consideration payable to Cesca or ThermoGenesis is paid in a form other than immediately available cash funds, then for purposes of calculating Net Sale Proceeds, such consideration shall be valued at its fair market value as reasonably determined in good faith by Cesca.

5.3     “Subsidiary” means any entity in which Cesca directly, or indirectly through other Subsidiaries, owns at least a majority of the outstanding voting equity interests.

6.     Representations and Warranties of BCC Funds. Each BCC Fund hereby represents and warrants, severally not jointly, to Newco, ThermoGenesis, and Cesca as follows:

6.1     Right, Power and Authority; Authorization. The execution and delivery of this Agreement by the BCC Fund and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the BCC Fund, and no further consent or action is required by the BCC Fund or its shareholders, members, partners, officers, directors, managers, employees or agents. The BCC Fund has the absolute and unrestricted right, power, authority, and capacity to enter into this Agreement and to transfer the BCCF Shares or BCC Co-Investment Shares (as applicable) to ThermoGenesis in accordance with the terms of this Agreement and to otherwise consummate the transactions contemplated by this Agreement. This Agreement has been duly executed by the BCC Fund and constitutes the valid and binding obligation of the BCC Fund, enforceable against the BCC Fund in accordance with its terms. The BCC Fund has not created any interest or equity (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security, title, retention or any other security agreement or arrangement in respect of any of the BCCF Shares or BCC Co-Investment Shares (as applicable).

6.2     No Conflicts. The BCC Fund’s execution, delivery, and performance of this Agreement and its consummation of the transactions contemplated hereby will not conflict with or result in a violation of, the BCC Fund’s organizational documentation. The BCC Fund is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other governmental authority or other person or entity in connection with the execution, delivery and performance by the BCC Fund of this Agreement.

6.3     Valid Title. The BCC Fund has and will transfer to ThermoGenesis in accordance with the terms of this Agreement, good, valid and marketable title to the BCCF Shares or BCC Co-Investment Shares, free and clear of any and all security interests, pledges, claims, liens, encumbrances or other rights of any other person or entity.

6.4     Investment Representation. The BCC Fund has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Newco Common Stock received by it in the Exchange, and has so evaluated the merits and risks of such investment. The BCC Fund is able to bear the economic risk of an investment in Newco Common Stock for an indefinite period of time and, at the present time, is able to afford a complete loss of such investment. The BCC Fund further acknowledges that the shares of Newco Common Stock to be acquired by the BCC Fund have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the “private offering” exemption provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated pursuant to the Securities Act, and that the Newco Common Stock will bear the following legend or one substantially similar thereto:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN AVAILABLE EXEMPTION THEREUNDER, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6.5     Agents or Brokers. The BCC Fund has taken no action which would give rise to any claim by any person or entity for finder’s fees, brokerage or other commissions relating to this Agreement or the transactions contemplated hereby.

7.     Representations and Warranties of Cesca, ThermoGenesis, and Newco. Each of Cesca, ThermoGenesis, and Newco (the “Cesca Parties”), severally and not jointly, represents and warrants to the BCC Funds as follows:

7.1     Due Organization. The Cesca Party has been duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware, with all requisite power and authority to conduct its business.

7.2     Right, Power and Authority; Authorization. The Cesca Party has the requisite corporate power and authority to execute, deliver, and perform its obligations under this Agreement. The execution and delivery of this Agreement by the Cesca party and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Cesca Party, and no further consent or action is required by the Cesca Party, its board of directors, or its stockholders. This Agreement, once executed by the Cesca Party and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Cesca Party, enforceable against the Cesca Party in accordance with its terms.

7.3     No Conflict. The Cesca Party’s execution, delivery, and performance of this Agreement and its consummation of the transactions contemplated hereby will not conflict with or result in a violation of its certificate of incorporation or bylaws.

7.4     Newco Shares. The shares of Newco Common Stock to be acquired by the BCC Funds in the Exchange have been duly authorized and are validly issued, fully paid, and non-assessable and will not be sold in violation of statutory or contractual preemptive rights, resale rights, rights of first refusal, or similar rights, or are they subject to any liens, claims, or encumbrances.

7.5     Funding of Newco. Based on the current business plan and budget for the Cell-Processing Business, Cesca has included in its budget for fiscal year 2018 the funding of the anticipated operating losses Newco through one or more loans by Cesca for fiscal year 2018. In the event that Cesca provides funding to support operating losses of Newco in 2019 and beyond through additional loans, funds loaned will be at an interest rate at least equal to Cesca’s cost of capital and repayment will be required as soon as Newco is in a cash position to repay.

7.6     Agents or Brokers. The Cesca Party has taken no action which would give rise to any claim by any person or entity for finder’s fees, brokerage or other commissions relating to this Agreement or the transactions contemplated hereby.

8.     Conditions Precedent to the Obligations of BCC Funds. The obligation of the BCC Funds to consummate the Exchange and perform their respective obligations under Section 4 above is subject to the satisfaction or written waiver of the following conditions on or before the Closing:

8.1     The representations and warranties set forth in Section 7 hereof shall be true and correct at and as of the Closing as though then made and as though the Closing date was substituted for the date of this Agreement throughout such representations and warranties; and

8.2      The Cesca Parties shall have performed all of the covenants and agreements required to be performed by them under this Agreement prior to the Closing.

9.     Conditions Precedent to the Obligations of Cesca Parties. The obligation of the Cesca Parties to perform their respective obligations in Section 5 above is subject to the satisfaction or written waiver of the following conditions on or before the Closing:

9.1     The representations and warranties set forth in Section 6 hereof shall be true and correct at and as of the Closing as though then made and as though the Closing date was substituted for the date of this Agreement throughout such representations and warranties; and

9.2      The BCC Funds shall have performed all of the covenants and agreements required to be performed by them under this Agreement prior to the Closing.

10.     Termination. Any of the Cesca Parties shall have the right to terminate this Agreement by written notice to the BCC Funds in the event that the Closing shall not have occurred by the thirtieth (30th) day following the date of this Agreement, unless the failure to fulfill the conditions for Closing are due to any intentional or willful act or omission by a Cesca Party. Either of the BCC Funds shall have the right to terminate this Agreement by written notice to the Cesca Parties in the event that the Closing shall not have occurred by the thirtieth (30th) day following the date of this Agreement, unless the failure to fulfill the conditions for Closing are due to any intentional or willful act or omission by a BCC Fund.

11.     Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11) set forth below the parties’ signature lines on this Agreement.

12.     Miscellaneous.

12.1     Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

12.2     Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

12.3     Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

12.4     Entire Agreement. This Agreement, together with the exhibits hereto, constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

12.5     Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign its rights or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

12.6

12.7     Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

12.8     Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF CALIFORNIA IN EACH CASE LOCATED IN THE CITY OF SAN FRANCISCO AND COUNTY OF SAN FRANCISCO, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.8.

12.9     Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

12.10     Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

12.11     Public Announcements. Unless otherwise required by applicable law or stock exchange requirements (based upon the reasonable advice of counsel), no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other parties (which consent shall not be unreasonably withheld or delayed), and the parties shall cooperate as to the timing and contents of any such announcement. The parties agree that no announcement or public statement regarding the transactions contemplated by this Agreement shall be made prior to the filing of a Current Report on Form 8-K by Cesca disclosing the Reorganization.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CESCA THERAPEUTICS INC.

By:     /s/ Xiaochun Xu

Xiaochun (Chris) Xu, President

Address:

2711 Citrus Road

Rancho Cordova, California 95742

Attention: Xiaochun (Chris) Xu, President

Email: cxu@cescatherapeutics.com

Facsimile: 916-200-2874

THERMOGENESIS Corp.

By:     /s/ Haihong Zhu

Haihong Zhu, President

Address:

2711 Citrus Road

Rancho Cordova, California 95742

Attention: Haihong Zhu, President

Email: hzhu@thermogenesis.com

Facsimile: 916-200-2874

CARTXPRESS BIO, INC.

By:     /s/ Haihong Zhu

Haihong Zhu, President

Address:

2711 Citrus Road

Rancho Cordova, California 95742

Attention: Haihong Zhu, President

Email: hzhu@thermogenesis.com

Facsimile: 916-200-2874

BAY CITY CAPITAL FUND V, L.P.

By:     Bay City Capital Management V LLC

Its:     General Partner

By:     Bay City Capital LLC

Its:     Manager

By:     /s/ Carl Goldfischer

Name:     Carl Goldfischer

Title:     MD

Address:

Bay City Capital LLC

750 Battery Street, Suite 400

San Francisco, CA 94111

BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.

By: Bay City Capital Management V LLC

Its: General Partner

By:     Bay City Capital LLC

Its:     Manager

By:     /s/ Carl Goldfischer

Name:     Carl Goldfischer

Title:     MD

Address:

Bay City Capital LLC

750 Battery Street, Suite 400

San Francisco, CA 94111

EXHIBIT A

FORM OF CONTRIBUTION AGREEMENT

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made effective as of January 1, 2019 (the “Contribution Date”) by and between THERMOGENESIS CORP., a Delaware corporation (the “Stockholder”), and CARTXPRESS BIO, INC., a Delaware corporation (the “Company”).

RECITALS

A.     The Stockholder is engaged, as one of its businesses, in the development and commercialization of its CAR-TXpress device based on the intellectual property and assets acquired by the Stockholder from SynGen Inc. in July 2017 (the “Cell-Processing Business”) and holds various assets used or held for use in the Cell-Processing Business, including the Contributed Assets (as defined below);

B.     The Stockholder is also an obligor under the Assumed Liabilities (as defined below);

C.     The Board of Directors of the Stockholder and the Board of Directors of the Company have determined that a contribution by the Stockholder to the Company of the Contributed Assets in exchange for 10,000,000 newly issued shares of common stock, par value $0.001 per share, in the Company (the “Shares”) and the assumption by the Company of the Assumed Liabilities (the “Contribution”) is in the best interests of the Stockholder and its shareholders;

D.     The Company was formed solely for the purpose of the Contribution and has no assets immediately prior to the Contribution, and the Shares constitute the first issuance of capital stock of the Company;

E.     As a result of the Contribution, Stockholder will become the first and only stockholder of the Company; and

F.     The Stockholder and Company intend for the Contribution to qualify as tax-free contributions of property pursuant to Section 351 of the Code.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and of the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I.

CONTRIBUTION

Subject to the terms and conditions of this Agreement, the Stockholder hereby grants, contributes, conveys, assigns, transfers and delivers to the Company, as of the Contribution Date, all of the Stockholder’s right, title and interest in and to the Contributed Assets. In exchange for the Stockholder’s contribution of the Contributed Assets, the Company shall assume the Assumed Liabilities and issue Ten Million (10,000,000) Shares to the Stockholder upon such contribution. It is intended by the parties that the contribution of the Contributed Assets being made by the Stockholder to the Company and the assumption of the Stockholder’s Assumed Liabilities by the Company hereunder will qualify as a tax-exempt transaction pursuant to Section 351 of the Code. In furtherance of the foregoing, the Stockholder and the Company shall execute and deliver to the other the Bill of Sale and Assignment, the Assumption Agreement, and the Contract Assignment (as those terms are defined below).

ARTICLE II.

DEFINITIONS

When used in this Agreement, the following terms shall have the meanings specified:

“Agreement” shall have the meaning set forth in the Preamble.

“Assumed Liabilities” shall mean all of the accounts payable of the Stockholder relating to the Cell-Processing Business.

“Assumption Agreement” shall mean Assignment and Assumption of Assumed Liabilities, in the form of EXHIBIT A attached hereto, by which the Assumed Liabilities are to be assumed by the Company.

“Bill of Sale and Assignment” shall mean the instrument in the form of EXHIBIT B attached hereto, by which the Stockholder will convey to the Company its right, title and interest in and to the Contributed Assets.

“Business Employees” shall mean those employees listed on EXHIBIT E attached hereto.

“Code” shall mean the Internal Revenue Code of 1986, as amended, modified, or superseded.

“Company” shall have the meaning set forth in the Preamble.

“Contract Assignment” shall mean the Assignment and Assumption of Contracts, in the form of EXHIBIT C attached hereto, by which the Stockholder assigns the Contracts to the Company and the Company assumes certain rights and obligations of the Stockholder under the Contracts.

“Contracts” shall mean all of the agreements of the Stockholder set forth on EXHIBIT G hereto.

“Contributed Assets” shall mean the right, title and interest of the Stockholder in and to the following tangible and intangible assets used or held for use in the operation of the Cell-Processing Business: (a) $0 in cash, (b) prepaid expenses, security deposits, deposits, accounts, and accounts receivable relating solely to the Cell-Processing Business, (b) all inventory, finished good, raw materials, work in progress, packaging, supplies, parts and other inventories of the Cell-Processing Business, (c) the rights and benefits under the Contracts, (d) the Equipment, (e) the Records, (f) Intellectual Property and rights with respect to Intellectual Property, (g) the Specified Assets, and (h) warranties and rights with respect to the foregoing assets.

“Cell-Processing Business” shall have the meaning set forth in the Recitals.

“Contribution” shall have the meaning set forth in the Recitals.

“Contribution Date” shall have the meaning set forth in the Preamble.

“Equipment” shall mean all of the equipment and other tangible personal property listed on EXHIBIT D.

2

“Intellectual Property” shall mean (i) those patents and trademarks listed on EXHIBIT F attached hereto and (ii) any other inventions (whether or not protected or protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protected or protectable under copyright laws), moral rights, trade secrets, developments, designs, applications, processes, know-how, discoveries, ideas (whether or not protected or protectable under trade secret laws), and all other subject matter protected or protectable under patent, copyright, moral right, trademark, trade secret, or other laws that relate primarily to the Cell-Processing Business.

“Records” shall mean files and records, in whatever form, including charts, technical information and data, regulatory information, design history, correspondence, books of account, employment records, client files, purchase and sales records and correspondence and other written materials of the Stockholder, that relate solely to the Cell-Separation Business.

“Retained Liabilities” shall mean any obligations (including debt obligations) of the Stockholder that are unrelated to the Cell-Separation Business.

“Shares” shall have the meaning set forth in the Recitals.

“Stockholder” shall have the meaning set forth in the Preamble.

ARTICLE III.

NO ASSUMPTION OF CERTAIN LIABILITIES

The Company is not assuming, and shall not be deemed to have assumed, any of the Retained Liabilities.

ARTICLE IV.

NON-TRANSFERABLE CONTRIBUTED ASSETS

It is understood that certain Contributed Assets may not be immediately transferable or assignable to the Company, and this Agreement will not constitute an assignment of any such non-transferable assets.  In such event, (a) the Stockholder will use its best efforts (and bear the respective costs of such efforts) to obtain any consent or authorization which may be required to transfer or assign the non-transferable assets to the Company or to remove or eliminate any impediment preventing the transfer or assignment of the non-transferable assets to the Company, (b) the Stockholder will grant to the Company full use and benefit of the Stockholder’s interest in the non-transferable assets to the extent permitted by the terms of or applicable to such non-transferable assets, it being the intent of the parties that the Company have the sole benefit of the non-transferable assets as though it were the sole owner thereof, (c) the Stockholder will take best efforts (and bear the respective costs of such efforts) to preserve the value of the non-transferable assets, (d) the Stockholder will not transfer or assign the non-transferable assets to any person or entity other than the Company, (e) the Stockholder will transfer or assign the non-transferable assets to the Company as soon as practicable once such transfer or assignment can be effected, and (f) the Company will be responsible for obligations relating to the non-transferable assets arising or occurring after the Contribution Date as if they had been transferred or assigned to the Company in accordance with the terms of this Agreement.  If and to the extent an arrangement acceptable to the Company with respect to the transfer of such non-transferable assets cannot be made, then the Company, upon written notice to the Stockholder, shall have no obligation under Article I or otherwise with respect to any such Contract, property, right or other asset, and such Contract, property, right or other asset shall not be deemed to be a Contributed Asset and the related liability shall be deemed a Retained Liability.

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ARTICLE V.

BUSINESS EMPLOYEES

As of the Contribution Date, the Business Employees will cease to be employees of the Stockholder and will become employees of the Company.

ARTICLE VI.

COMPLETENESS OF AGREEMENT

This Agreement represents the entire contract between the parties with respect to the subject matter hereof and supersedes all offers, proposals, statements, representations and agreements with respect to the subject matter hereof. This Agreement may not be amended except by action of each of the parties hereto set forth in an instrument in writing signed on behalf of each of the parties hereto.

ARTICLE VII.

CAPTIONS

The captions to the Articles and Sections contained in this Agreement are for reference only, do not form a substantive part of this Agreement and shall not restrict nor enlarge any substantive provision of this Agreement.

ARTICLE VIII.

APPLICABLE LAW

This Agreement, and all other documents given in connection herewith, shall be construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws.

ARTICLE IX.

COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute but one and the same Agreement by and among the parties.

ARTICLE X.

SEVERABILITY

The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, upon the request of any party hereto, the parties to this Agreement shall add, in lieu of such invalid or unenforceable provisions, provisions as similar in terms to such invalid or unenforceable provisions as may be possible and legal, valid and enforceable.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

COMPANY: CARTXPRESS BIO, INC. By: Name: Haihong Zhu Title: President
STOCKHOLDER: THERMOGENESIS CORP. By: Name: Haihong Zhu Title: President

LIST OF EXHIBITS

A	Assignment and Assumption Agreement (Assumed Liabilities)
B	Bill of Sale and Assignment
C	Assignment and Assumption Agreement (Contracts)
D	Equipment
E	Business Employees
F	Intellectual Property
G	Contracts Being Assigned

Signature Page to Contribution Agreement

EXHIBIT A

ASSIGNMENT AND ASSUMPTION AGREEMENT
(ASSUMED LIABILITIES)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made effective the 1st day of January, 2019, by and between THERMOGENESIS CORP., a Delaware corporation (“Stockholder”), and CARTXPRESS BIO, INC., a Delaware corporation (“Company”).

R E C I T A L S:

WHEREAS, Stockholder and Company are parties to that certain Contribution Agreement dated effective January 1, 2019 (the “Contribution Agreement”); and

WHEREAS, pursuant to the Contribution Agreement, Stockholder has agreed to assign the Assumed Liabilities (as such term is defined in the Contribution Agreement) to Company and Company has agreed to accept such assignment and assume the Assumed Liabilities.

A G R E E M E N T:

NOW, THEREFORE, pursuant to the Contribution Agreement and in consideration of the premises stated therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1.	Assignment. Stockholder hereby assigns to Company all of Stockholder’s obligations under the Assumed Liabilities.

2.

Assumption. Company hereby accepts the foregoing assignment. From and after the date hereof, Company hereby assumes and agrees to pay, perform and be bound by all of Stockholder’s covenants, terms and obligations under the Assumed Liabilities, whether such obligations accrue before, on, or after the date hereof.

3.

Contribution Agreement. This Assignment is subject in all respects to the terms and conditions of the Contribution Agreement. Nothing contained in this Assignment shall be deemed to supersede, modify or amend any of the covenants and agreements of Stockholder or Company contained in the Contribution Agreement, specifically including, without limitation, the definition of “Assumed Liabilities” set forth therein.

4.

Benefit. This Assignment is intended solely to benefit the parties hereto and shall not create any liabilities to any other persons or entities or expand any liabilities to any other persons or entities.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.

COMPANY: CARTXPRESS BIO, INC. By: Name: Haihong Zhu Title: President
STOCKHOLDER: THERMOGENESIS CORP. By: Name: Haihong Zhu Title: President

A-2

EXHIBIT B

BILL OF SALE AND ASSIGNMENT

THIS BILL OF SALE AND ASSIGNMENT (this “Bill of Sale”) is made the 1st day of January, 2019, by and between THERMOGENESIS CORP., a Delaware corporation (“Stockholder”), and CARTXPRESS BIO, INC., a Delaware corporation (“Company”).

WHEREAS, pursuant to that certain Contribution Agreement dated effective January 1, 2019 (the “Contribution Agreement”) by and among Company and Stockholder, Stockholder has agreed to contribute and assign to Company and Company has agreed to receive and accept from Stockholder, for the consideration and upon the terms and conditions set forth in the Contribution Agreement, the Contributed Assets (as such term is defined in the Contribution Agreement).

NOW, THEREFORE, pursuant to the Contribution Agreement and in consideration of the premises stated therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1.

Conveyance. Stockholder hereby sells, assigns, conveys, transfers and delivers to Company all of Stockholder’s right, title and interest in and to the Contributed Assets, as that term is defined in the Contribution Agreement.

2.	Acceptance. Company hereby accepts the foregoing sale and assignment.

IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale and Assignment as of the date first set forth above.

STOCKHOLDER: THERMOGENESIS CORP. By: Name: Haihong Zhu Title: President
COMPANY: CARTXPRESS BIO, INC. By: Name: Haihong Zhu Title: President

B-1

EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT
(CONTRACTS)

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made effective the 1st day of January, 2019, by and between THERMOGENESIS CORP., a Delaware corporation (“Stockholder”), and CARTXPRESS BIO, INC., a Delaware corporation (“Company”).

R E C I T A L S:

WHEREAS, Stockholder and Company are parties to that certain Contribution Agreement dated effective January 1, 2019 (the “Contribution Agreement”); and

WHEREAS, pursuant to the Contribution Agreement, Stockholder has agreed to assign the Contracts (as such term is defined in the Contribution Agreement) to Company and Company has agreed to accept such assignment and assume certain of Stockholder’s obligations and liabilities under the Contracts.

NOW, THEREFORE, pursuant to the Contribution Agreement and in consideration of the premises stated therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1.

Assignment. Stockholder hereby assigns to Company all of Stockholder’s right, title and interest in and to, as well as all Stockholder’s obligations under, the Contracts (as that term is defined in the Contribution Agreement).

2.

Assumption. Company hereby accepts the foregoing assignment. From and after the date hereof, Company hereby assumes and agrees to pay, perform and be bound by all of the covenants, terms and obligations contained in the Contracts to be performed by Stockholder under the Contracts, whether such obligations accrued before, on, or after the date hereof.

3.

Contribution Agreement. This Assignment is subject in all respects to the terms and conditions of the Contribution Agreement. Nothing contained in this Assignment shall be deemed to supersede, modify or amend any of the covenants, agreements, representations or warranties of Stockholder or Company contained in the Contribution Agreement.

4.

Benefit. This Assignment is intended solely to benefit the parties hereto and shall not create any liabilities to any other persons or entities or expand any liabilities to any other persons or entities.

[Signature Page Follows]

C-1

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first set forth above.

STOCKHOLDER: THERMOGENESIS CORP. By: Name: Haihong Zhu Title: President
COMPANY: CARTXPRESS BIO, INC. By: Name: Haihong Zhu Title: President

C-2

EXHIBIT B

FORM OF RESTATED CERTIFICATE

See Exhibit 10.5 of this Form 8-K.

EXHIBIT C

FORM OF FIRST REFUSAL AGREEMENT

See Exhibit 10.4 of this Form 8-K.

EXHIBIT D

FORM OF INVESTORS’ RIGHTS AGREEMENT

See Exhibit 10.3 of this Form 8-K.

EXHIBIT E

FORM OF VOTING AGREEMENT

See Exhibit 10.2 of this Form 8-K.